UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2009

THE DOW CHEMICAL COMPANY
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 Commission File Number	38-1285128 (IRS Employer Identification No.)

2030 Dow Center, Midland, Michigan (Address of principal executive offices)	48674 (Zip code)

(989) 636-1000 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 9, 2009, The Dow Chemical Company (the “Company”) drew down $3 billion under its Five Year Competitive Advance and Revolving Credit Facility Agreement, dated April 24, 2006, among the Company, the lenders named therein, and JPMorgan Chase Bank, N.A. and Citibank, N.A. as co-administrative agents.  The Company intends to use the funds, which are repayable in April 2011, to finance its day to day operations, to repay indebtedness maturing in the ordinary course and for other general corporate purposes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2009

The Dow Chemical Company

By:	/s/ WILLIAM H. WEIDEMAN
	Name:	William H. Weideman
	Title:	Vice President and Controller